Exhibit 10.1
LIMITED WAIVER OF LOAN AND SECURITY AGREEMENT
     THIS LIMITED WAIVER OF LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of September 25, 2006 (the “Waiver Date”), is among Amkor Technology, Inc. and its Subsidiaries party hereto, the Lenders party to the Loan and Security Agreement referred to below, and Bank of America, N.A., as administrative agent for the Lenders (the “Agent”).
RECITALS:
     WHEREAS, The Borrowers, the Lenders, and the Agent have entered into that certain Loan and Security Agreement, dated as of November 28, 2005 (as amended, the “Loan and Security Agreement”); and
     WHEREAS, the Borrower has advised the Lenders that a default may have occurred and exist under its Material Contracts as more fully set forth in the Consent Solicitation Statements, dated September 14, 2006 (as may be amended, supplemented or replaced, the “Consent Solicitations”), soliciting consents to certain “Proposed Waivers” from the holders of certain of Amkor’s senior notes, senior subordinated notes, convertible senior subordinated notes and convertible subordinated notes constituting Material Contracts as a result of Amkor’s failure to file with the Securities and Exchange Commission (the “SEC”) prior to the applicable deadline specified in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to deliver to the applicable trustee and the holders of such notes a copy of, any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the Exchange Act (including, without limitation, its quarterly report on Form 10-Q for the quarterly period ended June 30, 2006 (the “Form 10-Q”) and any related notices or reports (collectively, the “SEC Reports”); and
     WHEREAS, one of the representations of the Borrowers in Section 9 of the Loan and Security Agreement (specifically Section 9.1.18 thereof) is that no default exists under any Material Contract; and
     WHEREAS, Section 6.2 of the Loan and Security Agreement provides that it is a condition precedent (among others) to the funding of any Revolving Loans, the issuance of any Letters of Credit or grant of any other accommodation to or for the benefit of the Borrowers that all of the representations and warranties of each Obligor in the Loan Documents shall be true and correct on the date of, and upon the giving effect to, such funding, issuance or grant (the “Condition Precedent”); and
     WHEREAS, the Borrowers have requested that the Lenders agree to waive the Condition Precedent to permit current credit extensions under the Loan and Security Agreement to the limited extent specifically provided hereinbelow; and
     WHEREAS, subject to satisfaction of the conditions set forth herein, the Requisite Lenders are willing to waive to the limited extent set forth herein the Condition Precedent;
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     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
     Section 1.1 Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the same meanings herein as set forth in the Loan and Security Agreement.
ARTICLE 2
Limited Waiver of Loan and Security Agreement
     Section 2.1 Waiver. The Lenders waive the Condition Precedent to the extent, and only to the extent, that such failure to meet all of the conditions precedent to current credit extensions required by the Loan and Security Agreement results solely from (i) the failure of Amkor to file with the SEC prior to the applicable deadline specified in the Exchange Act, and provide copies thereof to the holders of its debt securities (or their representative trustees), the SEC Reports on or before the “Waiver Expiration Date” (as such term is defined in the Consent Solicitations) (the “SEC Reporting Waiver”), and (ii) the non-reliance on any financial statements delivered to the Agent or the Lenders at any time prior to the Waiver Date by reason of the restatement of Borrowers’ financial statements due to certain accounting errors related to Amkor’s historical stock option grant practices (the “Restatement Waiver” and together with the SEC Reporting Waiver, the “Limited Waiver”).
     Section 2.2 Limitation of Waiver. The Limited Waiver granted in Section 2.1 of this Agreement shall be: (i) effective conditioned upon fulfillment of the conditions provided in Article 3 below; and (ii) limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term, condition or provision of the Loan and Security Agreement or any other Loan Document except as expressly set forth herein. Further, the SEC Reporting Waiver granted in Section 2.1 of this Agreement shall not constitute a waiver of and shall immediately terminate and expire on the Waiver Expiration Date or upon the occurrence of any Default or Event of Default. The Restatement Waiver shall remain in effect from the Waiver Date to and including the Termination Date. The Limited Waiver shall not constitute a waiver of any rights, remedies, powers or privileges of the Agent or any Lender arising as a result of any such Default or Event of Default. The Lenders hereby acknowledge that the failure of Amkor to file the Form 10-Q with the SEC prior to the applicable deadline specified in the Exchange Act does not constitute a Default.
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ARTICLE 3
Conditions
     Section 3.1 Conditions Precedent. The effectiveness of this Agreement from the date hereof through October 10, 2006 is subject to the satisfaction of the following conditions precedent:
     (a) no Default or Event of Default shall be in existence as of the Waiver Date;
     (b) the Agent shall have received a fully executed copy of this Agreement from Borrowers and the Requisite Lenders;
     (c) Payment by the Borrowers to the Agent of all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Loan and Security Agreement or this Agreement; and
     (d) Payment by the Borrower to the Agent, for the account of each Lender, a fee in respect of the waiver granted and agreed to herein in the amount of 10 basis points of each Lender’s Revolving Commitment.
     Section 3.2 Conditions Subsequent. The continuing effectiveness of the SEC Reporting Waiver for the period from October 10, 2006, through December 31, 2006, is subject, in addition to each other provision hereof, to payment by the Borrower to the Agent on or before October 10, 2006, for the account of each Lender, a fee in respect of the continuing waiver granted and agreed to herein in the amount of 15 basis points of each Lender’s Revolving Commitment, and the continuing effectiveness of the SEC Reporting Waiver for the period from December 31, 2006, through and including March 31, 2007, is subject, in addition to each other provision hereof, to payment by the Borrower to the Agent on or before December 31, 2006, for the account of each Lender, a fee in respect of the continuing waiver granted and agreed to herein in the amount of 25 basis points of each Lender’s Revolving Commitment.
ARTICLE 4
Ratifications, Representations, and Warranties
     Section 4.1 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan and Security Agreement and the other Loan Documents and, except as expressly waived by this Agreement, the terms and provisions of the Loan and Security Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Loan and Security Agreement and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
     Section 4.2 Borrowers’ Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that (a) the execution, delivery, and performance of this Agreement and any and all other Loan Documents executed and/or delivered
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in connection herewith have been authorized by all requisite action on the part of the Borrowers and will not violate the certificate of incorporation or bylaws of any Borrower or the terms or provisions of any Material Contract, (b) the representations and warranties of the Borrowers contained in the Loan and Security Agreement (other than in respect of the absence of any defaults under Material Contracts to the extent described in the Consent Solicitations and the non-reliance on any financial statements delivered to the Agent or the Lenders at anytime prior to the Waiver date, and except to the extent such representations and warranties are not true as a result of the failure of Amkor to file the SEC Reports with the SEC and provide copies thereof to the holders of its debt securities (or their representative trustees)), and any other Loan Document are true and correct on and as of the Waiver Date as though made on and as of the Waiver Date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), and (c) no Default or Event of Default has occurred and is continuing.
ARTICLE 5
Miscellaneous
     Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Loan Document including any Loan Document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.
     Section 5.2 Severability. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.
     Section 5.3 Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWERS REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN AND SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT AND RELEASE AND DISCHARGE THE AGENT AND EACH LENDER, AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER NOW HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF
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AND FROM OR IN CONNECTION WITH THE LOAN AND SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
     Section 5.4 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT IN THE EVENT ANY COURT DETERMINES THAT NEW YORK LAW DOES NOT GOVERN THE LAWS OF THE STATE OF TEXAS SHALL GOVERN, IN ANY SUCH CASE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     Section 5.5 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except the Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lenders and any assignment by the Lenders shall be made only in accordance with the terms of the Loan and Security Agreement.
     Section 5.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart and a telecopy of any such executed signature page shall be valid as an original. This Agreement shall be effective when it has been executed by the Borrowers, the Agent, and the Requisite Lenders.
     Section 5.7 Effect of Limited Waiver. Except to the limited extent expressly set forth herein, no consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. The Borrowers hereby (a) agree that this Agreement shall not limit or diminish the obligations of the Borrowers under the Loan Documents delivered in connection with the Loan and Security Agreement, executed or joined in by the Borrowers and delivered to the Agent, (b) reaffirms the Borrowers’ obligations under each of such Loan Documents, and (c) agrees that each of such Loan Documents to which the Borrowers are a party remains in full force and effect and is hereby ratified and confirmed.
     Section 5.8 Further Assurances. The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms of this Agreement and the other Loan Documents.
     Section 5.9 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     Section 5.10 Entire Agreement. THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT
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AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
     Section 5.11 Limited Waiver as a Loan Document. This Agreement constitutes a Loan Document and any failure of the Borrowers to comply with the terms and conditions of this Agreement shall result in a Default (which may thereafter constitute an Event of Default as provided therein) under the Loan and Security Agreement.
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     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:

AMKOR TECHNOLOGY, INC.

By:	/s/ Kenneth T. Joyce

Name:	Kenneth T. Joyce
Title:	Executive Vice President and CFO

UNITIVE, INC.

By:	/s/ Joanne Solomon

Name:	Joanne Solomon
Title:	Treasurer

UNITIVE ELECTRONICS, INC.

By:	/s/ Joanne Solomon

Name:	Joanne Solomon
Title:	Treasurer
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AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Joy L. Bartholomew

Name:	Joy L. Bartholomew
Title:	Senior Vice President
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LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Joy L. Bartholomew

Name:	Joy L. Bartholomew
Title:	Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)

By:	/s/ Gary Whitaker

Name:	Gary Whitaker
Title:	Director

TEXTRON FINANCIAL CORPORATION

By:	/s/ Robert J. Dysart, Jr.

Name:	Robert J. Dysart, Jr.
Title:	Senior Account Executive
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